                                                                  Exhibit 10.5.1


                  AMENDMENT NO. 1 TO FIVE YEAR CREDIT AGREEMENT
                  ---------------------------------------------


         This Amendment (this "AMENDMENT") is entered into as of September 29, 2000 by and among Nationwide Mutual Insurance Company ("NATIONWIDE MUTUAL"), Nationwide Life Insurance Company ("NATIONWIDE LIFE"), Nationwide Financial Services, Inc. ("NFS"; Nationwide Mutual, Nationwide Life and NFS are herein referred to individually as a "BORROWER" and collectively as the "BORROWERS"), Bank One, NA, individually and as agent (the "AGENT"), and the other financial institutions signatory hereto.


                                    RECITALS
                                    --------

         A. The Borrowers, the Agent and the Lenders are party to that certain Five Year Credit Agreement dated as of May 25, 2000 (the "CREDIT AGREEMENT"). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement.

         B. The Borrowers, the Agent and the undersigned Lenders wish to amend the Credit Agreement on the terms and conditions set forth below.

         NOW, THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

         1. AMENDMENT TO CREDIT AGREEMENT. Upon the "Effective Date" (as defined below), the Credit Agreement shall be amended as follows:

                  (a) Article I of the Credit Agreement is amended by inserting the following new definition in alphabetical order:

                  "364-Day Credit Agreement" means that certain 364-Day Credit Agreement, dated as of May 25, 2000, among the Borrowers, the financial institutions party thereto and Bank One, NA, as agent for such financial institutions.

                  (b) Section 4.2(b) of the Credit Agreement is amended in its entirety to read as follows:

                  (b) The representations and warranties of the applicable Borrower contained in ARTICLE V are true and correct as of such Borrower Date except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date; PROVIDED, HOWEVER, that Advances made to Nationwide Life under this Agreement for commercial paper back-up in an aggregate amount which, together with all Advances made to Nationwide Life for commercial paper back-up under the 364-Day Credit Agreement, does not exceed

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         $300,000,000, will not be subject to the truthfulness of the representations and warranties set forth in SECTION 5.5.

         2. REPRESENTATIONS AND WARRANTIES OF THE BORROWERS. Each Borrower represents and warrants that:

                  (a) The execution, delivery and performance by such Borrower of this Amendment have been duly authorized by all necessary corporate proceedings and that this Amendment is a legal, valid and binding obligation of such Borrower enforceable against such Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar law affecting creditors' rights generally and by general principles of equity;

                  (b) Each of the representations and warranties of such Borrower contained in the Credit Agreement is true and correct on and as of the date hereof as if made on the date hereof except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty was true and correct on and as of such earlier date;

                  (c) After giving effect to this Amendment, no Default or Unmatured Default has occurred and is continuing with respect to such Borrower.

         3. EFFECTIVE DATE. SECTION 1 of this Amendment shall become effective upon the execution and delivery hereof by the Borrowers, the Agent and the Required Lenders (without respect to whether it has been executed and delivered by all the Lenders).

         4. REFERENCE TO AND EFFECT UPON THE CREDIT AGREEMENT.

                  (a) Except as specifically amended above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or any Lender under the Credit Agreement or any Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

         5. COSTS AND EXPENSES. Each Borrower hereby affirms its joint and several obligation under Section 9.6 of the Credit Agreement to reimburse the Agent for all reasonable costs, internal charges and out-of-pocket expenses paid or incurred by the Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to the attorneys' fees and time charges of attorneys for the Agent with respect thereto.

         6. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION,


                                      -2-
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735 ILCS SECTION 105/5-1 ET SEQ, BUT OTHERWISE WITHOUT REGARD TO THE CONFLICT OF
LAWS PROVISIONS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

         7. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

         8. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.


                            [signature pages follow]

                  IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.


                                     NATIONWIDE MUTUAL INSURANCE COMPANY


                                     By:
                                         --------------------------------------
                                              Duane M. Campbell
                                     Title:   Vice President and Treasurer
                                            -----------------------------------
                                     NATIONWIDE LIFE INSURANCE COMPANY


                                     By:
                                         --------------------------------------
                                              Duane M. Campbell
                                     Title:   Vice President and Treasurer
                                            -----------------------------------


                                     NATIONWIDE FINANCIAL SERVICES, INC.


                                     By:
                                         --------------------------------------
                                              Duane M. Campbell
                                     Title:   Vice President and Treasurer
                                            -----------------------------------


                                     BANK ONE, NA, as Agent and as a Lender


                                     By:
                                         --------------------------------------
                                     Title:
                                            -----------------------------------


                                     THE CHASE MANHATTAN BANK, as a Lender


                                     By:
                                         --------------------------------------
                                     Title:
                                            -----------------------------------


                                     THE BANK OF NEW YORK, as a Lender


                                     By:
                                         --------------------------------------









                                      S-1


                              [TO AMENDMENT NO. 1]

                                     Title:



                                     CITICORP USA, INC., as a Lender


                                     By:
                                         --------------------------------------
                                     Title:
                                           ------------------------------------

                                     REVOLVING COMMITMENT VEHICLE CORPORATION, as a Lender

                                     By: Morgan Guaranty Trust Company of New
                                         York, as Attorney-in-Fact for Revolving
                                         Commitment Vehicle Corporation


                                     By:
                                         --------------------------------------
                                     Title:
                                           ------------------------------------


                                     BANK OF AMERICA, N.A., as a Lender


                                     By:
                                         --------------------------------------
                                     Title:
                                           ------------------------------------


                                     FIRST UNION NATIONAL BANK, as a Lender


                                     By:
                                         --------------------------------------
                                     Title:
                                           ------------------------------------


                                     MELLON BANK, N.A., as a Lender


                                     By:
                                         --------------------------------------
                                     Title:
                                           ------------------------------------


                                     FLEET NATIONAL BANK, as a Lender









                                      S-2


                              [TO AMENDMENT NO. 1]

                                     By:
                                         --------------------------------------
                                     Title:
                                           ------------------------------------


                                     KEYBANK NATIONAL ASSOCIATION, as a Lender


                                     By:
                                         --------------------------------------
                                     Title:
                                           ------------------------------------


                                     WELLS FARGO BANK, N.A., as a Lender


                                     By:
                                         --------------------------------------
                                     Title:
                                           ------------------------------------


                                     FIRSTAR BANK, NA, as a Lender


                                     By:
                                         --------------------------------------
                                     Title:
                                           ------------------------------------


                                     THE HUNTINGTON NATIONAL BANK, as a Lender


                                     By:
                                         --------------------------------------
                                     Title:
                                           ------------------------------------


                                     NATIONAL CITY BANK, as a Lender


                                     By:
                                         --------------------------------------
                                     Title:
                                           ------------------------------------


                                     STATE STREET BANK AND TRUST
                                     COMPANY, as a Lender


                                     By:
                                         --------------------------------------






                                      S-3


                              [TO AMENDMENT NO. 1]

                                     Title:
                                           ------------------------------------


                                     WACHOVIA BANK, NA, as a Lender


                                     By:
                                         --------------------------------------
                                     Title:
                                           ------------------------------------


                                     FIFTH THIRD BANK, CENTRAL OHIO, as a Lender


                                     By:
                                         --------------------------------------
                                     Title:
                                           ------------------------------------


                                     FIRST HAWAIIAN BANK, as a Lender


                                     By:
                                         --------------------------------------
                                     Title:
                                           ------------------------------------







                                      S-4


                              [TO AMENDMENT NO. 1]